2023 First Quarter Results Earnings Presentation

2 Presenters Michael Sacks Chairman and Chief Executive Officer Jonathan Levin President Pamela Bentley Chief Financial Officer Stacie Selinger Head of Investor Relations

First Quarter 2023 Results

- First quarter 2023 fundraising of **$940 million**
- **2023 Private Markets FPAUM increased 12% and Private Markets management fees increased 11% over prior year**
- GCM Grosvenor's Board of Directors approved a $0.11 per share dividend payable on June 15, 2023 to shareholders on record June 1, 2023
- GCM Grosvenor repurchased $22.7 million of Class A common stock during the quarter. As of March 31, 2023, $22.8 million remained in the approved share and warrant repurchase program

$ billion	March 31, 2022	March 31, 2023	% Change vs Q1 22
AUM	$ 71.3	$ 75.3	5 %
FPAUM	57.9	59.8	3 %
Private Markets FPAUM	33.8	38.0	12 %
Absolute Return Strategies FPAUM	24.0	21.8	(9)%
CNYFPAUM	6.5	6.4	(2)%

$ million	Three Months Ended March 31, 2022	Three Months Ended March 31, 2023	% Change vs Q1 22
GAAP Revenue	105.1	$ 99.1	(6)%
GAAP net income (loss) attributable to GCM Grosvenor Inc.	4.7	(1.2)	NM
Fee-Related Revenue[1]	90.6	90.0	(1)%
Private Markets Management Fees[2]	46.8	51.8	11 %
Absolute Return Strategies Management Fees[3]	42.7	37.1	(13)%
Fee-Related Earnings	31.7	30.4	(4)%
Adjusted EBITDA	37.2	32.9	(12)%
Adjusted Net Income[4]	23.8	19.6	(17)%

1-4. See Notes towards the end of the document.

GCM GROSVENOR
3

$2.8 $2.2 $1.5 $0.4 $0.5 2.8 1.4 1.5 0.3 0.5 — 0.8 — 0.1 — Q2-Q4 2022 Q1 2023 Private Equity Infrastructure Real Estate Absolute Return Strategies Opportunistic 4 Fund Strategy Closed in Q1 23 ($mm) Closed through Q1 23 ($mm) Forecasted Next / First Closing Final Close CIS III Diversified Infrastructure $72 $653 2Q 2023 Mid 2023 MAC III Multi-Asset Class $— $829 3Q 2023 Late 2023 GCF III PE Co-Investments $— $204 2Q 2023 Mid 2024 IAF II Infrastructure Advantage Fund $132 $132 2Q 2023 2024+ Elevate Sponsor Solutions $— $505 3Q 2023 2024 Fundraising: Last Twelve Months Through Q1 2023 $0.9 billion Q1 2023 Capital Raised $7.4 billion LTM Capital Raised LTM Fundraising By Strategy $ billion

$ billion 5 First Quarter 2023 Fundraising Drivers Private Markets $0.9 0.1 0.8 Q1 2023 Absolute Return Strategies Absolute Return Strategies, 16% Opportunistic, 4% Infrastructure, 80% Specialized Funds, 19% Customized Separate Accounts, 81% Americas, 25% EMEA, 63% APAC, 12% Pension, 73% Government / Sovereign, 9% Corporation, 11% Retail/Non- Institutional, 3% Other, 4% By Channel By Structure By Geography By Strategy

$42.7 $37.1 Q1 22 Q1 23 $23.8 $19.623.8 19.6 Q1 22 Q1 23 $31.7 $30.4 Q1 22 Q1 23 $37.2 $32.937.2 32.9 Q1 22 Q1 23 6 (12)% (17)% (4)% $ million Q1 2023 Summary $46.8 $51.8 Q1 22 Q1 23 Adjusted Net IncomeAdjusted EBITDA Private Markets Management Fees2 (1)% (13)% 11% $90.6 $90.0 Q1 22 Q1 23 Fee-Related Earnings Absolute Return Strategies Management Fees3 Fee-Related Revenue1 1-3. See Notes towards the end of the document.

Q1 21 41% Private Markets Experiencing Growth and Mix Shift FPAUM Has Shifted Towards Private Markets... 7 $28.9 $33.8 $38.0 Q1 21 Q1 22 Q1 23 $40.4 $46.8 $51.8 Q1 21 Q1 22 Q1 23 Private Markets Management Fees (mm) ...And Private Markets Management Fees Have Grown Private Markets FPAUM (bn) Q1 23 49% % of Private Markets AUM in Secondaries, Co-Investments and Direct Investments 13% CAGR Q1 21 54% Q1 23 64% Private Markets % of Total FPAUM 15% CAGR

$46.3 $52.5 33.8 38.0 6.5 6.4 6.0 8.1 Q1 2022 Q1 2023 $71.3 $75.3 57.9 59.8 6.5 6.4 6.9 9.1 Q1 2022 Q1 2023 CNYFPAUM Fees Charged on Scheduled Ramp-in $2.5 0.6 0.6 1.3 Remainder of 2023 2024 2025+ $25.0 $22.8 24.0 21.8 0.1 0.0 0.9 1.0 Q1 2022 Q1 2023 FPAUM Contracted not yet FPAUM ("CNYFPAUM") Other5 5. Includes mark to market, insider capital and non fee-paying AUM. Fees Charged on Invested Capital $3.9 $ billion Private Markets AUM Absolute Return Strategies AUM Total AUM Assets Under Management 8 13% 5% (9)%

$789 $804 368 376 421 428 Unrealized Carried Interest - Firm Share Unrealized Carried Interest - Non-Firm Share Q4 2022 Q1 2023 $168 $186 $450 41 83 252 127 103 198 Firm Share of Carried Interest by Vintage Year 2013 or Earlier 2014-2016 2017+ Highly Diversified Incentive Fee Opportunity Unrealized Carried Interest by Vintage Year7 6-8. See Notes towards the end of the document. 9 2% Q1'23 Growth in Firm Share of Carried Interest 6 • Annual Performance Fees: $29 million annual run-rate performance fee opportunity8, from 55 programs ◦ $16 million performance fee potential in 20238 • Carried Interest: 135 programs with unrealized carried interest $ million 47% Firm Share47% Firm Share 45% Firm Share 56% Firm Share 24% Firm Share Firm Share of Carried Interest7 6 3% Q1'23 Growth in 2017+ Vintage Unrealized Carried Interest

Key 2023 and Long-Term Growth Drivers

❶ Scale Core Capabilities

Grow with Existing Clients

88%
Of clients have added capital in last 3 years[10]

50%+
Of top clients are invested in more than 1 vertical[11]

Scale Specialized Funds

$20b
Specialized Fund AUM

Client Retention & Compound Capital

Approximately **90%**
Private Markets Re-Up Rate[12]

Opportunity to Grow Absolute Return Strategies FPAUM From Compounding

❷ New Channel Expansion[13]

Non-institutional / Retail

LTM Flows **5%** > AUM **4%**

Insurance Solutions

LTM Flows **6%** > AUM **3%**

International Geographies

LTM Flows **28%**

❸ High-Growth Strategies

Private Markets Secondaries/Co-Invest/Direct

$26b AUM

↑ **21%** YoY Increase

ESG / Impact[9]

$23b AUM

↑ **31%** YoY Increase

Infrastructure & Real Estate

↑ **26%** YoY Increase in Infrastructure AUM

↑ **37%** YoY Increase in Real Estate AUM

9-13. See Notes towards the end of the document.

GCM GROSVENOR

10

14. Includes $19.4 million of repurchases of employee RSUs that vested on March 31, 2023. 15. Reflects GAAP cash including $15 million of cash held at consolidated carry plan entities. 16. Represents firm share of Net Asset Value as of March 31, 2023. 17. Debt principal at pricing of L+250bps as of March 31, 2023, subject to a LIBOR floor of 50bps. 18. Excludes all outstanding letters of credit. 19. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share. 11 • In accordance with the firm's $90 million stock repurchase authorization, GCM Grosvenor repurchased $22.7 million of Class A common stock during the quarter14 ◦ $22.8 million remained in the approved share and warrant repurchase program as of March 31, 2023 Key Cash, Investment and Debt Metrics as of 3/31/23 ($mm) Cash and Cash Equivalents15 $ 62 Investments16 169 Cash and Investments 231 Unrealized Carried Interest16 376 Cash, Investments and Unrealized Carried Interest16 607 Debt17 392 Drawn Revolving Credit Facility ($48.2 million available)18 0 Summary of Ownership as of 3/31/23 (mm) Shares % Management Owned Shares 144.2 78 % Publicly Traded Shares 41.4 22 % Total Shares 185.6 100 % Warrants Outstanding19 17.7 Other Key Items

12 Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2022 Mar 31, 2023 Revenues Management fees $ 92,110 $ 92,245 Incentive fees 11,992 5,815 Other operating income 1,026 1,056 Total operating revenues 105,128 99,116 Expenses Employee compensation and benefits 65,905 86,224 General, administrative and other 21,258 25,779 Total operating expenses 87,163 112,003 Operating income (loss) 17,965 (12,887) Investment income 10,860 6,324 Interest expense (5,284) (6,655) Other income 1 714 Change in fair value of warrant liabilities 2,022 (2,221) Net other income (expense) 7,599 (1,838) Income (loss) before income taxes 25,564 (14,725) Provision for income taxes 2,333 422 Net income (loss) 23,231 (15,147) Less: Net income attributable to noncontrolling interests in subsidiaries 4,836 2,773 Less: Net income (loss) attributable to noncontrolling interests in GCMH 13,669 (16,690) Net income (loss) attributable to GCM Grosvenor Inc. $ 4,726 $ (1,230) Earnings (loss) per share of Class A common stock: Basic $ 0.11 $ (0.03) Diluted $ 0.08 $ (0.10) Weighted average shares of Class A common stock outstanding: Basic (in millions) 44.6 42.4 Diluted (in millions) 189.7 186.6 GAAP Statements of Income

13 4, 20, 22-25. See Notes towards the end of the document. 21. Excludes fund reimbursement revenue of $2.6 million and $3.3 million for the three months ended March 31, 2022 and 2023, respectively. Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2022 Mar 31, 2023 Adjusted EBITDA Revenues Private markets strategies $ 46,841 $ 51,802 Absolute return strategies 42,711 37,136 Management fees, net21 89,552 88,938 Administrative fees and other operating income 1,026 1,056 Fee-Related Revenue 90,578 89,994 Less: Cash-based employee compensation and benefits, net22 (40,863) (39,890) General, administrative and other, net23 (18,004) (19,727) Fee-Related Earnings 31,711 30,377 Fee-Related Earnings Margin 35% 34 % Incentive fees: Performance fees 1,001 244 Carried interest 10,991 5,571 Incentive fee related compensation and NCI: Cash-based incentive fee related compensation (1,594) (737) Carried interest compensation, net24 (6,191) (3,217) Carried interest attributable to noncontrolling interests (1,815) (961) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries25 2,664 555 Interest income 3 695 Other (income) expense (2) 17 Depreciation 399 347 Adjusted EBITDA 37,167 32,891 Adjusted EBITDA Margin 36% 34 % Adjusted Net Income Per Share Adjusted EBITDA 37,167 32,891 Depreciation (399) (347) Interest expense (5,284) (6,655) Adjusted Pre-Tax Income 31,484 25,889 Adjusted income taxes4 (7,714) (6,266) Adjusted Net Income 23,770 19,623 Adjusted shares outstanding (in millions) 189.7 188.2 Adjusted Net Income per Share - diluted $ 0.13 $ 0.10 Summary of Non-GAAP Financial Measures20

Appendix

52 Years of Alternative Asset Management Investing 15 Primary Direct Secondary Co- Invest Real Estate $5.6bn Absolute Return $22.8bn Private Equity $29.8bn ESG / Impact $23.5bn Alternative Credit $12.2bn Infrastructure $12.1bn 26-27. See Notes towards the end of the document. $75bn Assets under Management 27 1971 First year of investing 74% of AUM in customized separate accounts 543 Employees26 178 Investment professionals

One Platform That Spans the Alternatives Investing Universe Multiple Implementation Options Co-Investments Custom Structures Direct Investments Primary Investments Secondaries Seeding Real Estate Absolute Return Strategies Private Equity Infrastructure Credit ESG and Impact Our Strategic Advantage is Our Breadth and Flexibility Private Markets Across All Strategies 16 $75bn Assets under Management27 27. See Notes towards the end of the document. 16

Flexible Delivery Formats Fuel Client Extension Opportunities • 74% of AUM • Specifically tailored program to client objectives and constraints • Extension of staff • Provide value-add ancillary services, including administering capital, on behalf of certain of our clients • Evergreen and closed-ended options • Approximately 90% re-up success12 • 26% of AUM • Turnkey solution • Across investment strategies • Lower required investment to access • Risk return objectives and fund strategy developed by GCMG to meet the market’s needs • Evergreen and closed-ended options • 14 years average client tenure across top 25 clients by AUM • 88% of top clients added capital in last 3 years10 • 50%+ of top clients are invested in more than one vertical11 • Proven success extending client relationships into new strategies and investment types 10-12. See Notes towards the end of the document. 17

18 Note: AUM as of March 31, 2023. Management fees for the twelve months ended March 31, 2023. 28. Institutional clients as of December 31, 2022. Strong Value Proposition Attracts Tenured and Diversified Clients Our client base is institutional and stable % of AUM Our client base is global % of AUM Our client base is diversified % of management fees No single client contributes more than 5% of our management fees Government/ Sovereign Corporation Retail / Non- Institutional Other Financial Institutions 55% 16% 9% 4% 4% 9% 61% 23% 10% 6% Americas APAC EMEA Rest of World 22% 13% 65% Other Top 1-10 Top 11-20 Pensions $75B of AUM across over 500 institutional clients28 14yrs Average relationship of our 25 largest clients by AUM 88% of 25 largest clients by AUM have expanded investment relationship in the last 3 years 3% Insurance

$17.9 $23.5 Q1 2022 Q1 2023 ESG and Impact Investments AUM ($bn) Note: ESG and Impact Investments AUM as of March 31, 2022 and March 31, 2023. ESG and Impact AUM by Strategy as of March 31, 2023. 9, 29. See Notes towards the end of the document. 31% Diverse Managers Regionally Targeted / Inclusive Finance Clean Energy Workforce Standards / Labor Impact Other ESG and Impact $14.5 billion $1.8 billion $4.1 billion $1.7 billion $7.1 billion ESG and Impact Remains a Core Driver of AUM Growth9 19 ESG and Impact AUM by Strategy29

Illustrative Client Economic Value Proposition: Absolute Return Strategies

Example: $300M Fee Paying; $300M Non-Fee Paying. Assuming 0% gross return.

- GCM Grosvenor offers large Absolute Return Strategies clients a 'hybrid model' through which the firm provides advisory services for a non-fee paying client directed portfolio alongside the client's GCM managed fee-paying portfolio
- Under this structure, the client benefits from GCM Grosvenor's fee savings derived as a consequence of our size and scale
- This structure results in a highly advantageous constructive fee

	Fee Paying[30] *$300 million*	**Non-Fee Paying** *$300 million*
Management fee at the GCM Grosvenor portfolio level	*60 bps*	*0 bps*
Fee savings at the underlying fund level	*(50 bps)*[31]	*(50 bps)*[31]
GCM Grosvenor management fee, net of fee savings	*10 bps*	*(50 bps)*

GCM Grosvenor achieves fee savings in portfolios we both manage and advise.

Constructive GCM Grosvenor management fee[32]	*30 bps*
Less fee savings	*(50 bps)*
Constructive GCM Grosvenor management fee, net of fee savings	*(20 bps)*

30. This hypothetical portfolio has an annual performance fee component of 5% over a hurdle (capped at 5%) of 90-day U.S. T-Bill plus 2%.
31. Fee savings is shown for illustrative purposes only, and is not intended to imply that any GCM Grosvenor portfolio will achieve such savings over any period. Fee savings varies by GCM Grosvenor portfolio and our calculation of fee savings is subject to a number of assumptions. Fee savings may be greater at higher rates of return for certain portfolios.
32. Reflects the weighted-average GCM Grosvenor portfolio-level management fee across the fee-paying and non-fee-paying portions reflected above, assuming a 50/50 AUM split between the two. In practice many large institutional clients have greater than 50% of their absolute return programs being managed on a direct basis and consequently the value of a relationship with GCM Grosvenor is greater.

GCM GROSVENOR
20

21 Illustrative Client Economic Value Proposition: Private Markets Example: $1.0Bn Program – Direct Primary Program vs. GCM Grosvenor Primary + Co-Investment Program Direct Primary Only Program $1.0 billion Management fee at the underlying fund level 200 bps Management fee at the GCM Grosvenor portfolio level N/A Total Management Fees 200 bps Carried interest at the underlying fund level 20% Carried interest at the GCM Grosvenor portfolio level 0% Total Carried Interest 20% 200 bps N/A 20% 0% GCM Grosvenor Managed Primaries Program $650 million GCM Grosvenor Managed Co- Investment Program $350 million 0 bps 100 bps 0% 10% 165 bps ~16.5% vs.

Supplemental Information

23 $000 Dec 31, 2022 Mar 31, 2023 Assets Cash and cash equivalents $ 85,163 $ 61,873 Management fees receivable 18,720 19,962 Incentive fees receivable 16,478 14,327 Due from related parties 13,119 13,509 Investments 223,970 231,799 Premises and equipment, net 4,620 4,182 Lease right-of-use assets 12,479 12,201 Intangible assets, net 3,940 3,612 Goodwill 28,959 28,959 Deferred tax assets, net 60,320 61,521 Other assets 21,165 19,984 Total assets 488,933 471,929 Liabilities and Equity (Deficit) Accrued compensation and benefits 52,997 38,481 Employee related obligations 36,328 32,960 Debt 387,627 386,899 Payable to related parties pursuant to the tax receivable agreement 55,366 55,354 Lease liabilities 15,520 14,840 Warrant liabilities 7,861 10,081 Accrued expenses and other liabilities 27,240 41,388 Total liabilities 582,939 580,003 Commitments and contingencies Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 41,806,215 and 41,390,306 issued and outstanding as of December 31, 2022 and March 31, 2023, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 issued and outstanding as of December 31, 2022 and March 31, 2023 14 14 Additional paid-in capital — 1,283 Accumulated other comprehensive income 4,096 2,747 Retained earnings (23,934) (29,931) Total GCM Grosvenor Inc. deficit (19,820) (25,883) Noncontrolling interests in subsidiaries 67,900 65,863 Noncontrolling interests in GCMH (142,086) (148,054) Total deficit (94,006) (108,074) Total liabilities and equity (deficit) $ 488,933 $ 471,929 GAAP Balance Sheets

24 Three Months Ended $000 Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net33 $ 40,863 $ 38,080 $ 39,890 Cash-based incentive fee related compensation 1,594 821 737 Carried interest compensation, net34 6,191 4,117 3,217 Partnership interest-based compensation 7,115 10,340 11,097 Equity-based compensation 9,881 9,530 25,793 Severance 513 445 4,563 Other non-cash compensation 84 179 584 Non-cash carried interest compensation (336) (37) 343 GAAP employee compensation and benefits $ 65,905 $ 63,475 $ 86,224 33-34. See Notes towards the end of the document. Components of GAAP Expenses

25 Three Months Ended $000 Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees: Performance fees $ 1,001 $ 299 $ 244 Carried interest 10,991 6,904 5,571 Total Incentive Fees $ 11,992 $ 7,203 $ 5,815 Less incentive fees contractually owed to others: Cash carried interest compensation (5,855) (4,080) (3,560) Non-cash carried interest compensation (336) (37) 343 Carried interest attributable to other noncontrolling interest holders (1,815) (1,263) (961) Firm share of incentive fees6 3,986 1,823 1,637 Less: Cash-based incentive fee related compensation (1,594) (821) (737) Net incentive fees attributable to GCM Grosvenor $ 2,392 $ 1,002 $ 900 % of Firm Share of Incentive Fees 60% 55% 55 % Reconciliation to Non-GAAP Metrics 6. See Notes towards the end of the document.

26 Three Months Ended $000 Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Adjusted Pre-Tax Income & Adjusted Net Income Net income (loss) attributable to GCM Grosvenor Inc. $ 4,726 $ 4,390 $ (1,230) Plus: Net income (loss) attributable to noncontrolling interests in GCMH 13,669 7,593 (16,690) Provision for income taxes 2,333 2,478 422 Change in fair value of warrant liabilities (2,022) (2,679) 2,221 Amortization expense 579 579 328 Severance 513 445 4,563 Transaction expenses35 79 1 2,359 Changes in tax receivable agreement liability and other 127 (536) — Partnership interest-based compensation 7,115 10,340 11,097 Equity-based compensation 9,881 9,530 25,793 Other non-cash compensation 84 179 584 Less: Unrealized investment income, net of noncontrolling interests (5,264) (3,711) (3,901) Non-cash carried interest compensation (336) (37) 343 Adjusted Pre-Tax Income 31,484 28,572 25,889 Less: Adjusted income taxes4 (7,714) (6,626) (6,266) Adjusted Net Income $ 23,770 $ 21,946 $ 19,623 4, 35. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

27 Three Months Ended $000 Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Adjusted EBITDA Adjusted Net Income $ 23,770 $ 21,946 $ 19,623 Plus: Adjusted income taxes4 7,714 6,626 6,266 Depreciation expense 399 364 347 Interest expense 5,284 6,642 6,655 Adjusted EBITDA $ 37,167 $ 35,578 $ 32,891 Fee-Related Earnings Adjusted EBITDA 37,167 35,578 32,891 Less: Incentive fees (11,992) (7,203) (5,815) Depreciation expense (399) (364) (347) Other non-operating income (1) (620) (712) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries25 (2,664) (716) (555) Plus: Incentive fee-related compensation 7,785 4,938 3,954 Carried interest attributable to other noncontrolling interest holders, net 1,815 1,263 961 Fee-Related Earnings $ 31,711 $ 32,876 $ 30,377 4, 25. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

28 Three Months Ended $000, except per share amounts and where otherwise noted Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Adjusted Net Income Per Share Adjusted Net Income $ 23,770 $ 21,946 $ 19,623 Weighted-average shares of Class A common stock outstanding - basic (in millions) 44.6 42.3 42.4 Exercise of private warrants - incremental shares under the treasury stock method (in millions) — — — Exercise of public warrants - incremental shares under the treasury stock method (in millions) — — — Exchange of partnership units (in millions) 144.2 144.2 144.2 Assumed vesting of RSUs - incremental shares under the treasury stock method (in millions) 0.8 0.9 — Weighted-average shares of Class A common stock outstanding - diluted (in millions) 189.7 187.4 186.6 Effective RSUs, if antidilutive for GAAP (in millions) — — 1.5 Adjusted shares - diluted (in millions) 189.7 187.4 188.2 Adjusted Net Income Per Share - diluted $ 0.13 $ 0.12 $ 0.10 Note: Amounts may not foot due to rounding. Reconciliation to Adjusted Net Income Per Share

29 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2023) $ 36,876 $ 21,980 $ 58,856 $ 7,603 $ 73,667 Contributions from CNYFPAUM 955 3 958 Contributions from New Capital Raised 744 113 857 Withdrawals (13) (556) (569) Distributions (346) — (346) Change in Market Value 32 307 339 Foreign Exchange and Other (218) (62) (280) End of Period Balance (March 31, 2023) $ 38,030 $ 21,785 $ 59,815 $ 6,436 $ 75,252 % Change 3% -1% 2% -15% 2 % Three Months Ended March 31, 2023 Change in FPAUM and AUM

Management Fee Detail[36]

$000	Three Months Ended Mar 31, 2022	Three Months Ended Dec 31, 2022	Three Months Ended Mar 31, 2023
Management Fees			
Private Markets			
Specialized Funds	$ 17,088	$ 19,616	$ 19,450
Average Fee Rate[37]	*0.76 %*	*0.78 %*	*0.79 %*
Customized Separate Accounts	29,753	31,069	32,352
Average Fee Rate	*0.48 %*	*0.46 %*	*0.47 %*
Private Markets Management Fees	**46,841**	**50,685**	**51,802**
Average Fee Rate - Private Markets[37]	*0.55 %*	*0.54 %*	*0.55 %*
Absolute Return Strategies Management Fees	**42,711**	**38,047**	**37,136**
Average Fee Rate - Absolute Return Strategies (Management Fee Only)	*0.69 %*	*0.68 %*	*0.68 %*
Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)[38]	*0.83 %*	*0.80 %*	*0.79 %*

36. Excludes fund reimbursement revenue of $2.6 million, $2.9 million and $3.3 million for the three months ended March 31, 2022, December 31, 2022 and March 31, 2023, respectively.
37. Average fee rate excludes effect of catch-up management fees.
38. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period.

GCM GROSVENOR

30

Private Markets Strategies Performance Metrics

Realized and Partially Realized Investments ($ billion)

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[39]	$ 13,057	$ 14,244	$ 23,448	$ 2,906	1.85	13.9 %	10.6 %	S&P 500
Secondaries Investments[40]	526	455	558	213	1.69	20.3 %	12.0 %	S&P 500
Co-Investments/Direct Investments[41]	3,142	3,002	5,066	782	1.95	21.5 %	16.4 %	S&P 500
Infrastructure[42]	2,892	2,867	3,761	1,286	1.76	13.0 %	6.5 %	MSCI World Infrastructure
Real Estate[43]	601	620	905	61	1.56	19.8 %	12.3 %	FNERTR Index
ESG and Impact Strategies								
Diverse Managers[44]	2,242	2,379	3,453	1,363	2.02	23.2 %	14.9 %	S&P 500
Labor Impact Investments	$ —	$ —	$ —	$ —	N/A	N/A	N/A	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through December 31, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR

31

Private Markets Strategies Performance Metrics

All Investments ($ billion)

Strategy	Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity								
Primary Fund Investments[39]	$ 23,764	$ 21,963	$ 26,645	$ 9,842	1.66	13.0 %	10.5 %	S&P 500
Secondary Investments[40]	1,816	1,609	813	1,558	1.47	19.1 %	9.1 %	S&P 500
Co-Investments/Direct Investments[41]	7,519	7,125	5,354	6,726	1.70	19.2 %	12.6 %	S&P 500
Infrastructure[42]	9,015	7,349	4,657	5,541	1.39	10.4 %	5.2 %	MSCI World Infrastructure
Real Estate[43]	3,928	2,869	1,585	1,911	1.22	11.5 %	4.1 %	FNERTR Index
Multi-Asset Class Programs	3,026	3,012	1,738	2,226	1.32	18.5 %	N/A	N/A
ESG and Impact Strategies								
Diverse Managers[44]	10,237	8,290	4,971	8,679	1.65	20.0 %	10.7 %	S&P 500
Labor Impact Investments	882	773	21	1,038	1.37	23.2 %	0.6 %	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through December 31, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR

32

33 Annualized Returns Periods Ended Mar 31, 2023 Assets Under Management as of Mar 31, 2023 (Bn) Three Months Ended Mar 31, 2023 One Year Three Year Five Year Since Inception Gross Net Gross Net Gross Net Gross Net Gross Net Absolute Return Strategies (Overall) $ 22.8 1.5% 1.4% 0.7% 0.1% 7.7% 6.9% 4.0% 3.3% 6.7% 5.7 % GCMLP Diversified Multi-Strategy Composite $ 11.4 1.7% 1.6% 1.6% 0.9% 8.2% 7.4% 4.4% 3.6% 7.7% 6.4 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993. Absolute Return Strategies Performance

Notes

1. Excludes fund reimbursement revenue of $2.6 million and $3.3 million for the three months ended March 31, 2022 and 2023, respectively.
2. Excludes fund reimbursement revenue for private markets of $1.0 million and $1.6 million for the three months ended March 31, 2022 and 2023, respectively.
3. Excludes fund reimbursement revenue for absolute return strategies of $1.6 million and $1.7 million for the three months ended March 31, 2022 and 2023, respectively.
4. Reflects a corporate and blended statutory tax rate of 24.5% and 24.2% applied to Adjusted Pre-Tax Income for the three months ended March 31, 2022 and 2023. The rate was adjusted from 24.5% to 24.2% in Q4 2022 and therefore Q4 2022 reflects a true-up to bring 2022 expense to 24.2% for the year. The 24.2% and 24.5% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.2% and 3.5%, respectively.
6. Firm share represents net of contractual obligations but before discretionary cash-based incentive compensation.
7. Represents consolidated view, including all NCI and compensation related awards.
8. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. 2023 performance fee potential is calculated using the same assumptions as run-rate annual performance fees, but also considers existing loss carryforwards and hurdles if applicable.
9. ESG and Impact Investments AUM as of March 31, 2022 and March 31, 2023. ESG and Impact AUM by Strategy as of March 31, 2023. AUM related to certain ESG and Impact investments includes mark-to-market changes for funds that charge management fees based on commitments. Such increases in AUM do not increase FPAUM or revenue. The data regarding ESG themes presented above and otherwise contained herein is based on the assessment of each such investment by GCM Grosvenor investment team members. The relevant investments are placed into categories that are generally consistent with the categories presented in the UN PRI Impact Investing Market Map. Primary fund assessments are based on whether a significant part of the expected strategy of the primary fund falls into an ESG category. Co-investment categorizations are based either on categories represented by the co-investment sponsor or the underlying portfolio company. Diverse Manager investments include investments managed by or sponsored by a diverse manager, based on GCM Grosvenor's definition of a diverse manager, which is determined by thresholds of manager economic ownership by diverse parties (race, gender, sexual orientation, veterans, disabled persons). There is significant subjectivity in placing an investment in a particular category, and conventions and methodologies used by GCM Grosvenor in categorizing investments and calculating the data presented may differ from those used by other investment managers. Additional information regarding these conventions and methodologies is available upon request.
10. Based on 25 largest clients by AUM as of March 31, 2023.
11. Based on 50 largest clients by AUM as of March 31, 2023.
12. For Private Markets customized separate accounts from January 1, 2018 through March 31, 2023.
13. AUM as of March 31, 2023; LTM Fundraising through March 31, 2023.
20. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric.
22. Excludes severance expenses of $0.5 million and $4.6 million for the three months ended March 31, 2022 and 2023, respectively.
23. General, administrative and other, net is comprised of the following:

$000	Three Months Ended Mar 31, 2022	Three Months Ended Mar 31, 2023
Components of general, administrative and other, net		
General, administrative and other	(21,258)	(25,779)
Plus:		
Transaction expenses	79	2,359
Fund reimbursement revenue	2,558	3,307
Amortization expense	579	328
Non-core items	38	58
Total general, administrative and other, net	**(18,004)**	**(19,727)**

GCM GROSVENOR
34

35 Notes (continued) 24. Excludes immaterial impacts of non-cash carried interest expense of $0.3 million and $(0.3) million for the three months ended March 31, 2022 and 2023, respectively. 25. Investment income or loss is generally realized when the Company redeems all or a portion of its investment or when the Company receives or is due cash, such as a from dividends or distributions. 26. Employee data as of April 1, 2023. Individuals with dual responsibilities are counted only once. 27. AUM as of March 31, 2023. 29. Some investments are counted in more than one ESG category. 33. Excludes severance expenses of $0.5 million, $0.4 million and $4.6 million for the three months ended March 31, 2022, December 31, 2022 and March 31, 2023, respectively. 34. Excludes the impact of non-cash carried interest expense of $0.3 million, $0.0 million and $(0.3) million for the three months ended March 31, 2022, December 31, 2022 and March 31, 2023, respectively. 35. Represents 2022 and 2023 expenses related to contemplated corporate transactions. 39. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 40. GCM Grosvenor established a dedicated private equity secondaries vertical in September 2014. Track record reflects all secondaries investments since the new vertical was formed. 41. GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy in December 2008. Track record reflects co- investments/direct investments made since 2009. 42. Reflects infrastructure investments since 2006. Infrastructure investments exclude labor impact investments. 43. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 44. Since 2007.

36 Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted Pre-Tax Income represents net income attributable to GCM Grosvenor Inc. including (a) net income (loss) attributable to GCMH, excluding (b) provision (benefit) for income taxes, (c) changes in fair value of derivatives and warrant liabilities, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, including cash-settled equity awards (as we view the cash settlement as a separate capital transaction), (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. Adjusted Net Income represents Adjusted Pre-Tax Income fully taxed at each period's blended statutory tax rate. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the dilution from outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the dilution from outstanding equity-based compensation. We believe adjusted net income per share is useful to investors because it enables them to better evaluate per-share performance across reporting periods. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. We believe Adjusted Pre-Tax Income, Adjusted Net Income and Adjusted EBITDA are useful to investors because they provide additional insight into the operating profitability of our core business across reporting periods. These measures (1) present a view of the economics of the underlying business as if GCMH Equityholders converted their interests to shares of Class A common stock and (2) adjust for certain non-cash and other activity in order to provide more comparable results of the core business across reporting periods. These measures are used by management in budgeting, forecasting and evaluating operating results. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. We believe FRR is useful to investors because it provides additional insight into our relatively stable management fee base separate from incentive fee revenues, which tend to have greater variability. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE Margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Net incentive fees provide investors useful information regarding the amount that such fees contribute to the Company’s earnings and are used by management in making compensation and capital allocation decisions. Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

37 Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments which are expected to be invested and begin charging fees over the ensuing five years. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with and into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financial statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net assets of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services firm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

38 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds, the expected future performance of GCM Grosvenor's business and the expected benefits of our share repurchase plan. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-K filed by GCM Grosvenor on February 23, 2023 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer